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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): April 24, 2002
                                                         --------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION
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               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                001-14141                                13-3937434
                333-46983                                13-3937436

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        (Commission File Number)             (IRS Employer Identification No.)


  600 THIRD AVENUE, NEW YORK, NEW YORK                     10016

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(Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)





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ITEM 5.           OTHER EVENTS.

         On April 23, 2002, L-3 Communications Holdings, Inc. announced that its Board of Directors authorized a two-for-one stock split on all shares of its common stock.

         The stock split will entitle all shareholders of record at the close of business on May 6, 2002 to receive one additional share of L-3 Communications Holdings, Inc. stock for every share held on that date. The additional shares will be distributed to shareholders in the form of a stock dividend on May 20, 2002.

         A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. Except for historical information contained in the press release, the matters set forth therein are forward-looking statements. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K, with the Securities and Exchange Commission.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
Number            Title
--------          -----
99.1              Press Release



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              L-3 COMMUNICATIONS HOLDINGS, INC.

                              By:       /s/ Christopher C. Cambria
                                 -----------------------------------------------
                                    Name:   Christopher C. Cambria
                                    Title:  Senior Vice President, Secretary and
                                            General Counsel


                              L-3 COMMUNICATIONS CORPORATION

                              By:       /s/ Christopher C. Cambria
                                 -----------------------------------------------
                                    Name:   Christopher C. Cambria
                                    Title:  Senior Vice President, Secretary and
                                            General Counsel

Dated:  April 24, 2002


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                                  EXHIBIT INDEX


Exhibit
Number            Title
-------           -----
99.1              Press Release